SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) July 14, 2015

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced second quarter and first six months of 2015 results through June 30, 2015.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated July 14, 2015, announcing the second quarter and first six months of 2015 results through June 30, 2015.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Michael D. Lynch

Michael D. Lynch

SVP & CFO

Date: July 14, 2015

Exhibit 99.1

AMERISERV FINANCIAL REPORTS INCREASED EARNINGS FOR THE SECOND QUARTER AND FIRST SIX MONTHS OF 2015

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) continued its positive earnings momentum in the second quarter of 2015 by reporting net income available to common shareholders of $1,369,000, or $0.07 per diluted common share.  This represented a 40% increase in earnings per share from the second quarter of 2014 where net income available to common shareholders totaled $927,000, or $0.05 per diluted common share.  For the six month period ended June 30, 2015, the Company reported net income available to common shareholders of $2,685,000, or $0.14 per diluted share.  This also represented a 40% increase in earnings per share from the first half of 2014 where net income available to common shareholders totaled $1,804,000, or $0.10 per diluted common share.  The following table highlights the Company’s financial performance for both the three and six month periods ended June 30, 2015 and 2014:

	Second Quarter 2015	Second Quarter 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014

Net income	$1,421,000	$979,000	$2,790,000	$1,909,000
Net income available to common shareholders	$1,369,000	$927,000	$2,685,000	$1,804,000
Diluted earnings per share	$ 0.07	$ 0.05	$ 0.14	$0.10

Jeffrey A. Stopko, President and Chief Executive Officer, commented on the period ended June 30, 2015 financial results: “Our disciplined focus on executing our business plans to increase revenues and reduce non-interest expense again resulted in improved profitability in the second quarter of 2015.  The growth in net interest income continues to be driven by solid loan growth and effective cost of funds management while the increase in non-interest income reflects the important and growing contribution of our trust and wealth management business to the Company’s total revenue.  Additionally, I am pleased that all areas of the Company continue to understand the importance of improving our efficiency as total non-interest expense declined by $709,000, or 3.3% in the first six months of 2015.  We are well positioned to continue these positive earnings trends in the second half of 2015 with our excellent asset quality and strong capital position.”

The Company’s net interest income in the second quarter of 2015 increased by $416,000, or 5.0%, from the prior year’s second quarter and for the first six months of 2015 increased by $825,000, or 4.9%, when compared to the first six months of 2014.  The Company’s net interest margin of 3.51% for the first six months of 2015 was only one basis point lower than the net interest margin of 3.52% for the first half of 2014.    There was a similar modest net interest margin decline of two basis points when the second quarter of 2015 is compared to the prior year second quarter.  The Company has been able to increase net interest income given the modest decline in its net interest margin by both growing its earning assets and controlling its cost of funds through disciplined deposit pricing.  Specifically, the earning asset growth has occurred in the loan portfolio as total loans averaged $849 million in the first half of 2015 which is $58 million, or 7.4%, higher than the $791 million average for the first half of 2014.  This loan growth reflects the successful results of the Company’s sales calling efforts, with an emphasis on generating commercial loans and owner occupied commercial real estate loans particularly through its loan production offices.  Interest income in 2015 has also benefitted from an increased dividend from the FHLB of Pittsburgh.  Overall, total interest income has increased by $854,000, or 4.3%, in the first half of 2015.  Total interest expense for the first half of 2015 has been well controlled as it increased by only $29,000, or 0.9%, due to the Company’s proactive efforts to reduce deposit costs.  Total deposit interest expense decreased by $106,000, or 4.3%, in the first six months of 2015 from the same timeframe in 2014.  Even with this reduction in deposit costs, the Company continues to have a strong loyal core deposit base and success in cross-selling new loan customers into deposit products.  Specifically, total deposits averaged $894 million for the first half of 2015 which is $27 million, or 3.2%, higher than the $866 million average for the first half of 2014.  The Company is pleased that a meaningful portion of this deposit growth occurred in non-interest bearing demand deposit accounts.  This decreased interest expense for deposits has been offset by a $135,000 increase in the interest cost for borrowings as the Company has utilized more FHLB term advances to extend borrowings and provide protection against rising interest rates.

The Company recorded a $200,000 provision for loan losses in the second quarter of 2015 compared to no provision for loan losses in the second quarter of 2014.  For the six month period in 2015, the Company recorded a $450,000 provision for loan losses compared to no provision for loan losses in the first six months of 2014.  The provision recorded in 2015 was needed to support the continuing growth of the loan portfolio and cover net loan charge-offs.  The Company experienced net loan charge-offs of $172,000, or 0.08%, of total loans in the second quarter of 2015 and recognized a net loan recovery of $40,000 in the second quarter of 2014.  For the six month periods, there were net loan charge-offs of $356,000, or 0.08%, of total loans in first half of 2015 compared to net loan recoveries of $46,000 in 2014.  Overall, the Company continued to maintain outstanding asset quality in the first half of 2015.  At June 30, 2015, non-performing assets totaled $2.6 million, or only 0.30% of total loans, and is $1.9 million lower than the June 30, 2014 level.  When determining the provision for loan losses, the Company considers a number of factors, some of which include periodic credit reviews, non-performing assets, loan delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided a strong 399% coverage of non-performing loans, and 1.13% of total loans, at June 30, 2015, compared to 400% coverage of non-performing loans, and 1.16% of total loans, at December 31, 2014.

Total non-interest income in the second quarter of 2015 increased by $54,000, or 1.5%, from the prior year’s second quarter and for the first six months of 2015 increased by $234,000, or 3.3%, when compared to the first six months of 2014.  Increased revenue from trust and investment advisory fees and mortgage loan sales were two factors contributing to both the quarterly and six month non-interest income increase.  Specifically, trust and investment advisory fees increased by $187,000, or 9.6%, for the quarter and $211,000, or 5.3%, for the six month period due to increased assets under management which reflects successful new business development activities, as well as due to market forces and effective management of customer accounts.  Gains realized on residential mortgage loan sales into the secondary market increased by $54,000 for the quarter and $144,000 for the six month period due to both increased purchase and refinance activity in 2015.  Revenue from bank owned life insurance also increased by $162,000 for the six month period due to the receipt of a death claim in the first quarter of 2015. These increases were partially offset by a reduction in deposit service charges of $72,000 for the quarter and $131,000 for the six month period due to fewer overdraft fees.  Additionally, gains realized on investment security transactions declined by $92,000 for the quarter and $149,000 for the six month period as the Company executed fewer security sale transactions in the first half of 2015.

Total non-interest expense in the second quarter of 2015 decreased by $381,000, or 3.6%, from the prior year’s second quarter and for the first six months of 2015 decreased by $709,000, or 3.3%, when compared to the first six months of 2014.  Salaries and employee benefits were down by $163,000, or 2.7%, in the second quarter and by $404,000, or 3.3%, in the first half of 2015, due to 27 fewer full time equivalent employees as certain employees who elected to participate in an early retirement program in late 2014 were not replaced in order to achieve efficiencies identified as part of a profitability improvement program.  Professional fees declined by $189,000 in the second quarter of 2015 and by $286,000 in the first six month period due to lower legal fees, director’s fees and recruitment costs in the first half of 2015.  The remainder of the key non-interest expense categories were relatively consistent between years reflecting the Company’s focus on reducing and controlling costs.  Finally, the Company recorded an income tax expense of $1,249,000, or an effective tax rate of 30.9%, in the first six months of 2015 which is higher when compared to the income tax expense of $812,000, or an effective tax rate of 29.8%, for the first six months of 2014.  The higher income tax expense and effective tax rate is due to the Company’s increased earnings in the first half of 2015.

The Company had total assets of $1.1 billion, shareholders’ equity of $117 million, a book value of $5.11 per common share and a tangible book value of $4.47 per common share at June 30, 2015.  The Company continued to maintain strong capital ratios that exceed the regulatory defined well capitalized status and had a tangible common equity to tangible assets ratio of 7.66% at June 30, 2015.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

NASDAQ: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

June 30, 2015

(In thousands, except per share and ratio data)

(Unaudited)

2015

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,369	$1,421	$2,790
Net income available to common shareholders	1,316	1,369	2,685

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.51%	0.52%	0.51%
Return on average equity	4.80	4.88	4.84
Net interest margin	3.57	3.45	3.51
Net charge-offs as a percentage of average loans	0.09	0.08	0.08
Loan loss provision as a percentage of average loans	0.12	0.09	0.11
Efficiency ratio	82.29	81.93	82.11

PER COMMON SHARE:
Net income:
Basic	$0.07	$0.07	$0.14
Average number of common shares outstanding	18,851	18,859	18,855
Diluted	0.07	0.07	0.14
Average number of common shares outstanding	18,909	18,941	18,923
Cash dividends declared	$0.01	$0.01	$0.02

2014

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$930	$979	$1,909
Net income available to common shareholders	877	927	1,804

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.36%	0.37%	0.37%
Return on average equity	3.30	3.41	3.35
Net interest margin	3.56	3.47	3.52
Net charge-offs (recoveries) as a percentage of average loans	-	(0.02)	(0.01)
Loan loss provision as a percentage of average loans	-	-	-
Efficiency ratio	89.02	88.29	88.66

PER COMMON SHARE:
Net income:
Basic	$0.05	$0.05	$0.10
Average number of common shares outstanding	18,786	18,795	18,790
Diluted	0.05	0.05	0.10
Average number of common shares outstanding	18,904	18,936	18,920
Cash dividends declared	$0.01	$0.01	$0.02

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2015

	1QTR	2QTR
FINANCIAL CONDITION DATA AT PERIOD END
Assets	$1,103,416	$1,112,934
Short-term investments/overnight funds	10,127	9,843
Investment securities	142,010	142,448
Loans and loans held for sale	853,972	866,243
Allowance for loan losses	9,689	9,717
Goodwill	11,944	11,944
Deposits	892,676	862,902
FHLB borrowings	71,219	109,430
Shareholders’ equity	116,328	117,305
Non-performing assets	3,046	2,565
Tangible common equity ratio	7.64	7.66
PER COMMON SHARE:
Book value (A)	$5.06	$5.11
Tangible book value (A)	4.42	4.47
Market value	2.98	3.33
Trust assets – fair market value (B)	$1,932,894	$1,909,358

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	318	318
Branch locations	17	17
Common shares outstanding	18,855,021	18,861,811

2014

	1QTR	2QTR	3QTR	4QTR
FINANCIAL CONDITION DATA AT PERIOD END
Assets	$1,051,108	$1,063,717	$1,070,431	$1,089,263
Short-term investments/overnight funds	9,019	8,013	6,662	9,092
Investment securities	154,754	153,603	150,471	146,950
Loans and loans held for sale	789,620	804,675	817,887	832,131
Allowance for loan losses	10,109	10,150	9,582	9,623
Goodwill	12,613	12,613	11,944	11,944
Deposits	875,333	873,908	872,170	869,881
FHLB borrowings	40,483	52,677	63,438	80,880
Shareholders’ equity	114,590	115,946	116,146	114,407
Non-performing assets	3,274	4,469	3,897	2,917
Tangible common equity ratio	7.80	7.83	7.86	7.56
PER COMMON SHARE:
Book value (A)	$4.97	$5.05	$5.06	$4.97
Tangible book value (A)	4.31	4.38	4.43	4.33
Market value	3.85	3.48	3.30	3.13
Trust assets – fair market value (B)	$1,692,663	$1,778,522	$1,774,988	$1,784,278

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	347	345	341	314
Branch locations	18	17	17	17
Common shares outstanding	18,793,388	18,794,888	18,794,888	18,794,888

NOTES:

(A)

Preferred stock of $21 million received through the Small Business Lending Fund is excluded from the book value per common share and tangible book value per common share calculations.

        (B) Not recognized on the consolidated balance sheets.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2015

	1QTR	2QTR	YEAR
INTEREST INCOME			TO DATE
Interest and fees on loans	$9,456	$9,480	$18,936
Interest on investments	1,067	929	1,996
Total Interest Income	10,523	10,409	20,932

INTEREST EXPENSE
Deposits	1,174	1,171	2,345
All borrowings	415	438	853
Total Interest Expense	1,589	1,609	3,198

NET INTEREST INCOME	8,934	8,800	17,734
Provision for loan losses	250	200	450
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,684	8,600	17,284

NON-INTEREST INCOME
Trust and investment advisory fees	2,056	2,135	4,191
Service charges on deposit accounts	419	429	848
Net realized gains on loans held for sale	191	225	416
Mortgage related fees	115	109	224
Net realized gains on investment securities	-	28	28
Bank owned life insurance	363	171	534
Other income	568	595	1,163
Total Non-Interest Income	3,712	3,692	7,404

NON-INTEREST EXPENSE
Salaries and employee benefits	6,073	5,944	12,017
Net occupancy expense	841	718	1,559
Equipment expense	466	480	946
Professional fees	1,211	1,275	2,486
FDIC deposit insurance expense	167	164	331
Other expenses	1,652	1,658	3,310
Total Non-Interest Expense	10,410	10,239	20,649

PRETAX INCOME	1,986	2,053	4,039
Income tax expense	617	632	1,249
NET INCOME	1,369	1,421	2,790
Preferred stock dividends	53	52	105
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,316	$1,369	$2,685

2014

	1QTR	2QTR	YEAR
INTEREST INCOME			TO DATE
Interest and fees on loans	$9,032	$8,939	$17,971
Interest on investments	1,063	1,044	2,107
Total Interest Income	10,095	9,983	20,078

INTEREST EXPENSE
Deposits	1,211	1,240	2,451
All borrowings	359	359	718
Total Interest Expense	1,570	1,599	3,169

NET INTEREST INCOME	8,525	8,384	16,909
Provision for loan losses	-	-	-
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,525	8,384	16,909

NON-INTEREST INCOME
Trust and investment advisory fees	2,032	1,948	3,980
Service charges on deposit accounts	478	501	979
Net realized gains on loans held for sale	101	171	272
Mortgage related fees	117	160	277
Net realized gains on investment securities	57	120	177
Bank owned life insurance	187	185	372
Other income	560	553	1,113
Total Non-Interest Income	3,532	3,638	7,170

NON-INTEREST EXPENSE
Salaries and employee benefits	6,314	6,107	12,421
Net occupancy expense	839	717	1,556
Equipment expense	470	494	964
Professional fees	1,308	1,464	2,772
FDIC deposit insurance expense	160	154	314
Other expenses	1,647	1,684	3,331
Total Non-Interest Expense	10,738	10,620	21,358

PRETAX INCOME	1,319	1,402	2,721
Income tax expense	389	423	812
NET INCOME	930	979	1,909
Preferred stock dividends	53	52	105
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$877	$927	$1,804

AMERISERV FINANCIAL, INC.

NASDAQ: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2015

2014

		SIX		SIX
	2QTR	MONTHS	2QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$857,294	$849,453	$795,233	$791,270
Deposits with banks	9,108	10,593	7,512	6,749
Short-term investment in money market funds	1,235	1,235	2,296	3,231
Total investment securities	146,434	147,043	157,348	160,069
Total interest earning assets	1,014,071	1,008,324	962,389	961,319

Non-interest earning assets:
Cash and due from banks	18,067	17,680	15,267	15,618
Premises and equipment	12,725	12,839	13,194	13,171
Other assets	69,880	70,091	69,538	69,689
Allowance for loan losses	(9,744)	(9,709)	(10,122)	(10,132)

Total assets	$1,104,999	$1,099,225	$1,050,266	$1,049,665

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$101,586	$97,256	$100,249	$91,433
Savings	96,694	94,592	89,871	89,202
Money market	231,814	232,178	229,626	229,170
Other time	291,270	298,660	304,022	303,583
Total interest bearing deposits	721,364	722,686	723,768	713,388
Borrowings:
Federal funds purchased and other short-term borrowings	27,771	20,628	7,249	18,441
Advances from Federal Home Loan Bank	45,933	44,757	30,378	28,544
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	808,153	801,156	774,480	773,458

Non-interest bearing liabilities:
Demand deposits	169,250	170,904	152,976	152,894
Other liabilities	10,741	10,897	7,582	8,519
Shareholders’ equity	116,855	116,268	115,228	114,794
Total liabilities and shareholders’ equity	$1,104,999	$1,099,225	$1,050,266	$1,049,665